Exhibit 10.2
REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) dated as of December 31, 2009 is entered into by and among WCA Waste Corporation, a Delaware corporation (the “Company”), and the individuals and entities listed on Exhibit A attached hereto (the “Stockholders”).
RECITALS
     WHEREAS, the Company is entering into this Agreement as a condition to the closing of the transactions contemplated by the Equity Interest and Asset Purchase Agreement (the “Purchase Agreement”) with WCA of Massachusetts, LLC, a Delaware limited liability company (“WCA Massachusetts”), WCA of Ohio, LLC, a Delaware limited liability company (“WCA Ohio” and, together with WCA Massachusetts, the “WCA Subs”), Live Earth LLC, a Delaware limited liability company (“Live Earth”), Champion City Recovery, LLC, a Massachusetts limited liability company (“CC”), Boxer Realty Redevelopment, LLC, a Massachusetts limited liability company (“BR”), Sunny Farms Landfill, LLC, an Ohio limited liability company (“SF”) and New Amsterdam & Seneca Railroad Company, LLC, an Ohio limited liability company (“NA” and, together with Live Earth, CC, BR and SF, the “Live Earth Parties”), pursuant to which the Company will issue up to an aggregate of 5,555,556 shares (“Common Stock”) of common stock of the Company, par value $0.01 per share, which includes up to 2,000,000 shares of Common Stock issued with respect to certain earn-out provisions as partial consideration for the acquisition by the WCA Subs of the Equity Interests and the Transferred Assets (each as defined in the Purchase Agreement); and
     WHEREAS, the Company and the Stockholders desire to provide for certain arrangements with respect to the registration of the Registrable Shares (as defined below) under the Securities Act (as defined below).
AGREEMENT
     NOW, THEREFORE, in consideration of the issuance of the Common Stock pursuant to the Purchase Agreement and the other promises contained therein, and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Certain Definitions.
     Unless otherwise specified, all references to “days” shall be deemed to be references to calendar days. For purposes of this Agreement, the following terms shall have the following respective meanings:
          “Board of Directors” means the board of directors of the Company.
          “Business Day” means any day that is not Saturday, Sunday or other day when banks are required or permitted to be closed in the State of Delaware.

          “Commission” means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.
          “Company Sale” means: (a) the acquisition of the Company by another entity (or group of affiliated entities or entities operating as a group) by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) unless the Company’s stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Company’s acquisition or sale or otherwise) hold at least 50% of the voting power of the surviving or acquiring entity (except that the sale by the Company of shares of its capital stock to investors in bona fide financing transactions shall not be deemed to be an acquisition for this purpose) or (b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Company or a Company Subsidiary of all or substantially all the assets of the Company and the Company Subsidiaries taken as a whole (except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned Company Subsidiary).
          “Company Subsidiary” means any corporation, partnership, trust, limited liability company or other non-corporate business enterprise in which the Company (or another Company Subsidiary) holds stock or other ownership interests representing (a) more than fifty percent (50%) of the voting power of all outstanding stock or ownership interests of such entity or (b) the right to receive more than fifty percent (50%) of the net assets of such entity available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution of such entity.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.
          “Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
          “Registrable Shares” means (a) the Common Stock and (b) any other shares of common stock issued in respect of such Common Stock (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of common stock which are Registrable Shares shall cease to be Registrable Shares (i) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) at such time as they become eligible for sale pursuant to the last sentence of Rule 144(b)(1)(i) under the Securities Act.
          “Registration Expenses” means all expenses incurred by the Company in complying with the provisions of Section 2, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company, state blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Selling Stockholders’ own counsel (other than the counsel selected to represent all Selling Stockholders).
          “Registration Statement” means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration relating solely to employee benefit plans or a transaction pursuant to Rule 145 of the Securities Act).
          “Rule 144” means Rule 144 under the Securities Act.
          “Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.
          “Selling Stockholder” means any Stockholder owning Registrable Shares included in a Registration Statement.
     2. Registration Rights.
          2.1 Piggyback Registration.
               (a) Whenever the Company proposes to register (whether for its own benefit or on behalf of other stockholders of the Company) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash pursuant to a Registration Statement, the Company will, prior to such filing, give written notice to all Stockholders of its intention to do so; provided, that no such notice need be given if no Registrable Shares are to be included therein as a result of a written notice from the managing underwriter pursuant to Section 2.1(c). Upon the written request of a Stockholder or Stockholders given within ten (10) days after the Company provides such notice and, subject to the terms of Section 2.1(b), the Company shall cause to be included in such registration all Registrable Shares that the Company has been requested by such Stockholder or Stockholders to be registered under the Securities Act; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.1 without obligation to any Stockholder.
               (b) The right of any Stockholder to include its Registrable Shares in such registration pursuant to this Section 2.1 shall be conditioned upon (i) such Stockholder’s participation in such underwriting on the terms set forth herein and (ii) all Stockholders including Registrable Shares in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters selected for the underwriting by the Company. If any Stockholder who has requested inclusion of its Registrable Shares in such registration, as provided above, disapproves of the terms of the underwriting, such person may elect, by written notice to the Company, to withdraw its shares from such Registration Statement and underwriting.
               (c) If a registration subject to Section 2.1 relates to an underwritten public offering of equity securities and the managing underwriter(s) advise the Company that in their good faith opinion the number of securities requested to be included in such registration exceeds the number that can be sold in an orderly manner in such offering within a price range acceptable to (A) the Company, in the event of a Company-initiated registration or (B) the stockholders initially requesting such registration, in the event of a stockholder-initiated registration, the Company will include in such registration (i) first, the securities requested to be included therein by the Company if the Company has initiated the registration, (ii) second, the shares requested to be included in such registration by the stockholders initially requesting such registration and (iii) third, the Registrable Shares requested to be included in such registration by other Stockholders, allocated pro rata among such Selling Stockholders on the basis of the number of shares of Registrable Shares such Selling Stockholder requested be included in such registration.
          2.2 Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to effect the registration of any Registrable Shares, the Company shall, subject to Section 2.1:
               (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to (i) cause that Registration Statement to become effective as soon as practicable and (ii) keep such registration statement effective until the distribution contemplated in the Registration Statement has been completed;
               (b) prepare and promptly file with the Commission any amendments and supplements to the Registration Statement and the prospectus used in connection therewith and such free writing prospectuses under Rule 433 under the Securities Act (each, a “Free Writing Prospectus”) included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act;
               (c) furnish to each Selling Stockholder such reasonable number of copies of the Prospectus, including any preliminary prospectus and any Free Writing Prospectus, in conformity with the requirements of the Securities Act;
               (d) notify each Selling Stockholder at any time during which a Prospectus relating to the offering of the Registrable Shares is required to be delivered under the Securities Act (and until the closing of the offering of any shares thereby) of the occurrence of any event as a result of which any Prospectus contains an untrue statement of material fact, or omits any material fact necessary to make the statements that were made not misleading in light of the circumstances under which they were made, and at the request of any Selling Stockholder, use commercially reasonable efforts to prepare and file a supplement or amendment to such Prospectus so that, as thereafter supplemented and/or amended, such Prospectus will not contain an untrue statement of material fact, or omit any material fact necessary to make the statements that were made not misleading in light of the circumstances under which they were made
               (e) use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue sky laws of such states as the Company reasonably determines; provided, however, that the Company shall not be required in connection with this paragraph (e) to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or to amend its organizational documents in a manner that the Board of Directors determines is inadvisable;
               (f) cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;
               (g) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such Registration Statement;
               (h) make available for inspection by the Selling Stockholders, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling Stockholders, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;
               (i) notify each Selling Stockholder, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;
               (j) promptly notify each Selling Stockholder of any (i) request by the Commission for any amendment or supplement to the Prospectus or for any additional information, (ii) notification to the Company by the Commission of its initiation of any proceeding with respect to the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or (iii) receipt by the Company from the Commission or any state securities authority of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction; and
               (k) in the event of an underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.
          2.3 Allocation of Expenses. The Company will pay all Registration Expenses for all registrations under this Agreement, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto.
          2.4 Indemnification and Contribution.
               (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless to the fullest extent permitted by law each Selling Stockholder, each underwriter of such Registrable Shares, and each other person, if any, who controls such Selling Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Selling Stockholder, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or blue sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or Prospectus contained in the Registration Statement, any Free Writing Prospectus, or any amendment or supplement to any of the foregoing, (ii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the Registration Statement or the offering contemplated thereby; and the Company will reimburse such Selling Stockholder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Selling Stockholder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus, Prospectus or Free Writing Prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Selling Stockholder, underwriter or controlling person specifically for inclusion therein.
               (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Stockholder, severally and not jointly, will indemnify and hold harmless to the fullest extent permitted by law the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus, Prospectus or Free Writing Prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if and to the extent (and only to the extent) that the statement or omission was made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing to the Company by such Selling Stockholder specifically for inclusion in such Registration Statement, preliminary prospectus, Prospectus, amendment, supplement or Free Writing Prospectus; provided, however, that the obligations of a Selling Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Selling Stockholder of Registrable Shares sold in connection with such registration.

               (c) Each Indemnified Party shall give notice to the Indemnifying Party promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld, conditioned or delayed); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.4 except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party’s expense; provided, however, that the Indemnifying Party shall pay such expense if the Indemnified Party reasonably concludes that representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed.
               (d) In order to provide for just and equitable contribution in circumstances for which the indemnification provided for in this Section 2.4 is due in accordance with its terms, but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and each Selling Stockholder, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Selling Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or a Selling Stockholder and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.4(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 2.4(d), (i) in no case shall any one Selling Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Selling Stockholder from the offering of Registrable Shares and (ii) the Company shall be liable and responsible for any amount in excess of the amount of any Selling Stockholder liability referred to in (i) above;

provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 2.4(d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section 2.4(d). No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.
               (e) The rights and obligations of the Company and the Selling Stockholders under this Section 2.4 shall survive the termination of this Agreement.
          2.5 Information by Holder. Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.
          2.6 Confidentiality of Notices. Any Stockholder receiving any written notice from the Company regarding the Company’s plans to file a Registration Statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.
          2.7 Rule 144 Requirements. The Company agrees to:
               (a) make and keep current public information about the Company available, as those terms are understood and defined in Rule 144;
               (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and
               (c) furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.
          2.8 Form S-3. The Company will use its commercially reasonable efforts to maintain its eligibility to file a Registration Statement on Form S-3 with the Commission until such time as the Company’s obligations to register the Registrable Shares under Section 2.1 have been terminated pursuant to Section 2.9.

          2.9 Termination. All of the Company’s obligations to register Registrable Shares under Section 2.1 shall terminate upon the earliest of (a) four (4) years following the date of this Agreement, (b) the date on which no Stockholder holds any Registrable Shares, or (c) a Company Sale.
     3. General.
          3.1 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.
          3.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without reference to the conflicts of law provisions thereof), as to all other matters.
          3.3 Notices. All notices, requests, demands and other communications required or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, fax or air courier guaranteeing delivery:

If to the Company:	WCA WASTE CORPORATION
1 Riverway, Suite 1400
Houston, TX 77056
	Attn:	Tom J. Fatjo, III
	Phone:	(713) 292-2400
	Fax:	(713) 292-2455

With a copy to:	ANDREWS KURTH LLP
600 Travis
Suite 4200
Houston, Texas 77002
	Attn:	Jeff C. Dodd
	Phone:	(713) 220-4200
	Fax:	(713) 220-4285
     or to such other person or address as the Company shall furnish to the Stockholders in writing;
          If to the Stockholders, to the address listed opposite each such Stockholders’ name on Exhibit A hereto, or to such other person or address as the Stockholders shall furnish to the Company in writing.
     All such notices, requests, demands and other communications shall be deemed to have been duly given: at the time of delivery by hand, if personally delivered; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed domestically in the United States (and seven (7) Business Days if mailed internationally); when answered back, if telexed; when receipt acknowledged, if telecopied; and on the Business Day for which delivery is guaranteed, if timely delivered to an air courier guaranteeing such delivery.

          3.4 Complete Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.
          3.5 Successors, Assigns and Transferees. This Agreement shall not be assignable or otherwise transferable by any Stockholder without the prior written consent of the Company, except for the assignment or transfer of this Agreement along with the transfer of any Registrable Shares covered hereby to any affiliate, stockholder or member of any Stockholder provided that the Company is given advance written notice of such transfer.
          3.6 Amendments and Waivers. This Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and Stockholders holding Common Stock representing at least a majority of the voting power of all Common Stock then held by Stockholders. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Stockholder without the written consent of such Stockholder unless such amendment, termination or waiver applies to all Stockholders in the same fashion. The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this Section 3.6 shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.
          3.7 Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.
          3.8 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.
          3.9 Section Headings and References. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties. Any reference in this agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.
*****

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first written above.

COMPANY: WCA WASTE CORPORATION
By:	/s/ Michael A. Roy
	Name:	Michael A. Roy
	Title:	Vice President and General Counsel

STOCKHOLDERS: LIVE EARTH FUNDING, LLC
By:	/s/ Daniel J. Clark
	Name:	Daniel J. Clark
	Title:	President

HBK MASTER FUND L.P. By: HBK Services LLC, Investment Advisor
By:	/s/ J. Baker Gentry, Jr.
	Name:	J. Baker Gentry, Jr.
	Title:	Authorized Signatory

BERNARD GLOBAL LOAN INVESTORS, LTD.
By:	/s/ Kareem Robinson
	Name:	Kareem Robinson
	Title:	Director

Registration Rights Agreement Signature Page

BERNARD NATIONAL LOAN INVESTORS, LTD. By: Fortress Value Recovery CM LLC, its collateral manager
By:	/s/ Douglas J. Cardoni
	Name:	Douglas J. Cardoni
	Title:	Chief Administrative Officer

BRIAN FENWICK-SMITH
By:	/s/ Brian Fenwick-Smith
Brian Fenwick-Smith

Registration Rights Agreement Signature Page

LIVE EARTH LLC
By:	/s/ Christopher M. Valerian
	Name:	Christopher M. Valerian
	Title:	President

/s/ Joseph E. LoConti
Joseph E. LoConti

/s/ Daniel J. Clark
Daniel J. Clark

GREGORY J. SKODA REVOCABLE TRUST
/s/ Gregory J. Skoda
Gregory J. Skoda, its Trustee

PATRICIA A. SKODA REVOCABLE TRUST
/s/ Patricia A. Skoda
Patricia A. Skoda, its Trustee

Registration Rights Agreement Signature Page

/s/ Roswell P. Ellis
Roswell P. Ellis as trustee of the Revocable
Trust of Roswell P. Ellis U/A dated April 18, 2007

/s/ Edward F. Feighan
Edward F. Feighan

/s/ Douglas R. Gowland
Douglas R. Gowland

/s/ Charles D. Hamm, Jr.
Charles D. Hamm, Jr.

/s/ William J. Koval, Jr.
William J. Koval, Jr.

/s/ Michael R. Milazzo
Michael R. Milazzo

/s/ Anna Marie Minotti
Anna Marie Minotti

/s/ Kathleen P. Price
Kathleen P. Price

/s/ Joseph E. Rutigliano
Joseph E. Rutigliano

Meritage Ventures LLC
/s/ Brook T. Smith
Name:	Brook T. Smith
Title:	Member

Registration Rights Agreement Signature Page

Tower 1 Partnership LLC
/s/ Joseph E. LoConti

/s/ Christpher M. Valerian
Christopher M. Valerian

/s/ Felicia P. Young
Felicia P. Young

Registration Rights Agreement Signature Page

Exhibit A
List of Stockholders

NAME	ADDRESS
Live Earth Funding LLC	6140 Parkland Blvd, Suite 300, Mayfield Heights, OH 44124

HBK Master Fund L.P., or its designee	2101 Cedar Springs Road, Suite 700 Dallas, Texas 75201-7849

Bernard Global Loan Investors, Ltd., or its designee	1345 Avenue of the Americas — 23rd Floor New York, NY 10105

Bernard National Loan Investors, Ltd., or its designee	1345 Avenue of the Americas — 23rd Floor New York, NY 10105

Brian Fenwick-Smith	13 Boulevard de Suisee MC 98000 Monaco

Live Earth LLC	6140 Parkland Blvd, Suite 300, Mayfield Heights, OH 44124

Joseph E. LoConti	6140 Parkland Blvd, Suite 300 Mayfield Heights, Ohio 44124

Daniel J. Clark	35875 Michael Drive, Solon, OH 44139

Gregory J. Skoda Revocable Trust, Gregory J. Skoda, its Trustee	13390 Ledgebrook Lane, Chagrin Falls, OH 44022

Patricia A. Skoda Revocable Trust, Patricia A. Skoda, its Trustee	13390 Ledgebrook Lane, Chargin Falls, OH 44022

Roswell P. Ellis as trustee of the Revocable Trust of Roswell P. Ellis U/A dated April 18, 2007	5434 Harlem Road, Westerville, OH 43082

A-1

NAME	ADDRESS
Edward F. Feighan	845 North High Street, #504, Columbus, OH 43215

Douglas R. Gowland	7009 Hillcreek Lane, Gates Mills, OH 44040

Charles D. Hamm, Jr.	6623 Cork Cold Springs Road, Geneva, OH 44041

William J. Koval, Jr.	12 Forest Drive, Chagrin Falls, OH 44022

Michael R. Milazzo	4502 Forest Brooke Court S., Richfield, OH 44286

Anna Marie Minotti	784 Village Trail, Gates Mills, OH 44040

Kathleen P. Price	9409 Bassett Lane, North Royalton, OH 44133

Joseph E. Rutigliano	260 Meadowhill Lane, Moreland Hills, OH 44022

Meritage Ventures LLC	2307 River Road, Suite 200, Louisville, KY 40206

Tower 1 Partnership LLC	6140 Parkland Blvd, Suite 300, Mayfield Heights, OH 44124

Christopher M. Valerian	1039 Hillcreek Lane, Gates Mills, OH 44040

Felicia P. Young	22555 Center Ridge Road, #308, Rocky River, OH 44116

A-2